Acquisition of Hometown of Homestead Banking Company October 27, 2015 EXHIBIT 99.2

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange Commission. CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Forward Looking Statement

Offices: 74 Assets: $4.7 billion Deposits: $3.9 billion Loans: $3.1 billion CSFL (57) CBKS (11) 1st National (6) Tampa Jacksonville Orlando Winter Haven Miami Port St. Lucie Overview of Pro Forma Franchise Source: SNL Financial Financial data as of 6/30/15 Excludes purchase accounting adjustments and potential branch closures Includes zip codes served of: 33030, 33032, 33033, 33034, 33157, 33193 and 33187 Includes all Florida headquartered institutions with total assets less than $20.0 bn; deposit market share data as of 6/30/15, pro forma for announced transactions Pro Forma Highlights (1) Builds upon CBKS acquisition in South Florida with 67% of branches within 1 mile Combines the #1 and #2 South Miami-Dade franchises by deposit market share (2) Strengthens position as Florida’s #2 community bank by deposit market share (3) Ocala

Combined Transactions

Combined Transactions: Community Bank of Florida + 1st National Bank of South Florida

Combined Target Financials (1)

Total Assets = $841 million
Total Loans = $544 million
Total Deposits = $730 million

Attractive Returns

- Mid-teen EPS accretion fully phased-in by 2017
- Price / LTM core pre provision earnings with cost saves = 7.5x (2)
- 3.25 year tangible book value earnback
- Core deposit premium = 3.8% (3)
- Internal rate of return greater than 20.0%

Assumptions

- Buyer merger related expenses = ~ $12 million pre-tax in Q1 '16
- Cost savings = ~ 40% of combined expense base fully phased-in (66% in 2016, 100% in 2017)

Source: SNL Financial
Data as of most recent period available
(1) *Data as of 6/30/15; excludes purchase accounting adjustments*
(2) *Calculated as LTM pre-tax net income plus provision and OREO expenses, less normalized taxes (35%), plus expense savings (on LTM non-interest expense)*
(3) *Combined deal value less targets' tangible common equity as a percentage of targets' core deposits (less than $100,000)*

CenterState Banks, Inc.

1st National Bank of South Florida

5

Significant Branch Overlap South Miami-Dade Market and Deposits by Branch Dollars in millions Source: SNL Financial Grey box denotes branch deposits as of 6/30/15 $29.0 $19.8 $31.9 $179.3 67% of 1st National branches are within 1 mile of a CSFL branch CSFL (7) 1st National (6) $58.3 $15.7 $18.1 $129.8 $5.1 $33.8 $58.8 $9.1 $38.1

1st National Transaction

Transaction Rationale

Strategic Rationale	• Combines #1 and #2 banks in South Miami-Dade county, to have 38% deposit market share (1)(2) • Attractive demographics in new market; projected population growth of 6.4% exceeds both CSFL standalone and Southeast • Moves CenterState to the #6 Florida-based bank by deposit market share in the Miami MSA (~ $1.2 billion in deposits)
Attractive Financial Returns	• Minimal tangible book value dilution and high single-digit EPS accretion • Internal rate of return greater than 25% • At 100% cash consideration, transaction immediately deploys excess capital, while leaving pro forma company "well-capitalized" • Enhances profitability / efficiency metrics
Low Risk Profile	• In-market transaction complementing existing Southeastern Florida footprint • Thorough due diligence • CenterState is an experienced acquiror and integrator • Talented and practiced credit review team

(1) Includes zip codes served of: 33030, 33032, 33033, 33034, 33157, 33193 and 33187
(2) Preliminary analysis suggests no required divestitures

CenterState BANKS, INC.
NationalBank of South Florida
8

Strengthened Market Presence Source: SNL Financial Deposit data as of 6/30/15, pro forma for announced acquisitions Includes zip codes served of: 33030, 33032, 33033, 33034, 33157, 33193 and 33187

Summary of Transaction Terms Target: Hometown of Homestead Banking Company (Private) (“1st National”) Transaction Value: $19.1 million Consideration Mix: 100% Cash Per Share Consideration: (1) $1.25 Valuation Multiples: Price / Tangible Book Value: 1.12x (2) Price / LTM Core Pre Provision Earnings with Cost Saves: 4.5x (3) Core Deposit Premium: 0.8% (4) Capital Raise: No additional capital required to complete the transaction Board Seats: None committed Required Approvals: Customary regulatory approval and approval of 1st National shareholders Expected Closing: Late Q1 2016 Assumes share count of 15,319,622 (assuming outstanding options exercised prior to close) Tangible book value consolidated as of 9/30/15 LTM core pre provision earnings with cost saves detailed on page 17 Deal value less target’s tangible common equity as a percentage of target’s core deposits (less than $100,000)

Transaction Assumptions Cost Savings: 50% cost savings fully phased-in (50% in 2016, 100% in 2017) Merger Related Expenses: $4.3 million pre-tax for buyer and seller combined Purchase Accounting Marks: Gross credit mark to loans of $8.2 million Gross credit mark to OREO of $0.5 million Gross other mark to net assets of $3.5 million Trust Preferred Securities: Assumes $16.5 million of trust preferred securities transfer at close Revenue Synergies: None assumed Core Deposit Intangible: 1.5% of transaction accounts

Credit Due Diligence Experienced credit review team Completed due diligence on 30 banks since 2008 Completed 6 FDIC-assisted deals and 3 whole-bank deals through cycle, with 1 whole-bank deal pending All banks are outperforming their initial marks (FDIC Portfolio yielding 17%) Comprehensive review process for 1st National’s loans and OREO portfolios Reviewed 78% of the dollar balance of 1st National’s loan portfolio (94% of loans > $250,000) Reviewed 100% of all OREO properties, non-accruing loans and substandard loans Reviewed 100% of TDRs and 100% of all special mention loans Weighted average LTV of Real Estate loans reviewed is 60% Diligence Highlights 1st National Net Charge-Offs ($000s) Source: SNL Financial

Attractive Returns High single-digit EPS accretion once cost savings are fully phased-in Initial tangible book value dilution of less than 3% earned back within 2.5 years Internal rate of return above 25% Pro forma company projected to remain “well-capitalized” at close Capital Ratios 99/30/15 Standalone Pro Forma for CBKS (1) Pro Forma for CBKS & 1st National (1) TCE / TA 10.1% 9.5% 8.6% Tier 1 Leverage 10.6% 9.7% 9.2% Transaction Impact (1) Assumes both CBKS and 1st National transactions close in Q1 ‘16

1st National Highlights

1st National Company Highlights Founded – 1932 Branches – 6 Headquarters in Homestead, FL Branches in Miami-Fort Lauderdale-West Palm Beach MSA Company Highlights Total Assets - $346 million Gross Loans - $204 million Total Deposits - $283 million Financial Highlights Source: SNL Financial Data as of 6/30/15 Demographic data weighted by county, pro forma for announced acquisitions ’16 – ’21 Proj. Pop. Growth (%)

Pro Forma Loan Composition CSFL (1) (2) MRQ CSFL Yield on Loans: 5.93% 1st National MRQ 1st National Yield on Loans: 4.93% Pro Forma (2) Dollars in millions Source: SNL Financial Financial data as of or for the three months ended 6/30/15 Pro forma for recent acquisition of CBKS Excludes purchase accounting adjustments

Pro Forma Deposit Composition MRQ CSFL Cost of Deposits: 0.17% MRQ 1st National Cost of Deposits: 0.39% Dollars in millions Source: SNL Financial Financial data as of or for the three months ended 6/30/15; 1st National composition data as of 9/30/15 Note: Jumbo time deposits defined as time deposits greater than $100,000 Pro forma for recent acquisition of CBKS Excludes purchase accounting adjustments CSFL (1) (2) 1st National Pro Forma (2)

1ST National’s Core Earnings LTM Core Earnings Adjustments ($mm) Source: SNL Financial Data bank level for the twelve months ended 6/30/15 Assumes normalized tax rate of 35% Based on 1st National’s LTM non-interest expense of $9.7 million (1) (2)

Investor Contacts Ernie Pinner Executive Chairman esp@centerstatebank.com 863-419-7732 John Corbett President & Chief Executive Officer jcorbett@centerstatebank.com 863-294-6383 Jim Antal Chief Financial Officer jantal@centerstatebank.com 863-419-7775 Steve Young Treasurer Chief Operating Officer of Subsidiary Bank syoung@centerstatebank.com 863-294-8108